Limitations on Dividends	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Limitations on Dividends

NOTE 16 - LIMITATIONS ON DIVIDENDS

The approval of the Comptroller of the Currency is required to pay dividends if the total of all dividends declared by a national bank in any calendar year exceeds the total of its net profits (as defined) for the year, combined with its retained net profits of the preceding two years. Under this formula, the Company’s subsidiary bank can declare dividends in 2014, without approval of the Comptroller of the Currency, of approximately $2,275,000, plus an additional amount equal to the bank’s net profit for 2014 up to the date of any such dividend declaration. The subsidiary bank is the primary source of funds to pay dividends to the stockholders of First West Virginia Bancorp, Inc.